EXHIBIT 32.1


                                CERTIFICATION OF
               CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of CCC Information Services Group Inc. (the "Company") on Form 10-Q for the period ending September 30, 2003 as filed with the Securities Exchange Commission on the date hereof (the "Report"), I, Githesh Ramamurthy, Chairman and Chief Executive Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section  906  of  the  Sarbanes-Oxley  Act  of  2002,  that:

     1.   The  Report  fully  complies with the requirements of Section 13(a) or
          Section  15(d)  of  the  Securities  Exchange  Act  of  1934;  and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

          Date: October 29, 2003            By:    /s/ Githesh Ramamurthy
                                                   ----------------------
                                            Name:  Githesh Ramamurthy
                                            Title: Chairman and
                                                     Chief Executive Officer



In connection with the Quarterly Report of CCC Information Services Group Inc. (the "Company") on Form 10-Q for the period ending September 30, 2003 as filed with the Securities Exchange Commission on the date hereof (the "Report"), I, Reid E. Simpson, Executive Vice President and Chief Financial Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1.   The  Report  fully  complies with the requirements of Section 13(a) or
          Section  15(d)  of  the  Securities  Exchange  Act  of  1934;  and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


          Date: October 29, 2003             By:    /s/ Reid E. Simpson
                                                    --------------------
                                             Name:  Reid E. Simpson
                                             Title: Executive Vice President and
                                                      Chief Financial Officer

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